                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-7331

                      SCUDDER FOCUS VALUE PLUS GROWTH FUND
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        11/30

Date of reporting period:       5/31/2004

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Focus Value+Growth Fund

Semiannual Report to Shareholders

May 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risks, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. It is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary May 31, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns and rankings during the 5-year and life of Fund periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/04
Scudder Focus Value+Growth Fund	6-Month++	1-Year	3-Year	5-Year	Life of Fund*
Class A	2.81%	15.34%	-5.72%	-2.15%	7.00%
Class B	2.20%	14.24%	-6.52%	-2.97%	6.12%
Class C	2.30%	14.27%	-6.51%	-3.00%	6.10%
S&P 500 Index+	6.79%	18.33%	-2.14%	-1.52%	9.69%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on October 16, 1995. Index returns begin October 31, 1995.
Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 5/31/04	$ 12.08	$ 11.15	$ 11.13
11/30/03	$ 11.78	$ 10.91	$ 10.88
Distribution Information: Six Months: Income Dividends as of 5/31/04	$ .03	$ -	$ -

Class A Lipper Rankings - Large-Cap Core Funds Category as of 5/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	501	of	1,019	50
3-Year	603	of	832	73
5-Year	264	of	608	44

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Focus Value+Growth Fund - Class A [] S&P 500 Index+

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net investment of $9,425. The growth of $10,000 is cumulative.

* The Fund commenced operations on October 16, 1995. Index returns begin October 31, 1995.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/04
Scudder Focus Value+Growth Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$10,871	$7,899	$8,454	$16,881
	Average annual total return	8.71%	-7.56%	-3.30%	6.27%
Class B	Growth of $10,000	$11,124	$8,005	$8,533	$16,684
	Average annual total return	11.24%	-7.15%	-3.12%	6.12%
Class C	Growth of $10,000	$11,427	$8,172	$8,588	$16,658
	Average annual total return	14.27%	-6.51%	-3.00%	6.10%
S&P 500 Index+	Growth of $10,000	$11,833	$9,372	$9,262	$22,123
	Average annual total return	18.33%	-2.14%	-1.52%	9.69%

The growth of $10,000 is cumulative.

* The Fund commenced operations on October 16, 1995. Index returns begin October 31, 1995.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

In the following interview, the two portfolio management teams - Dreman Value Management, L.L.C. and Jennison Associates LLC - who manage the value and growth sleeves, respectively, address the economy, their team's investment strategies and the resulting performance of Scudder Focus Value+Growth Fund for the six months ended May 31, 2004.

Q: Will you provide an overview of market conditions during the semiannual period?

A: Throughout the six months ended May 31, 2004, investors wrestled with contradictory economic indicators, inflationary fears, rising interest rates and continued global unrest. Data released during the period indicated healthy economic activity, led by increasing corporate productivity. In general, American businesses saw rising corporate profitability, low inventories and increasing capital spending. The job market, nevertheless, remained fairly weak. Overall, while most experts agreed that an economic recovery had taken hold, its strength was widely debated. As a result, the semiannual period was characterized by volatility and ultimately positive, although muted, returns.

Q: How did the fund perform?

A: Scudder Focus Value+Growth Fund Class A shares gained 2.81% for the six months ended May 31, 2004. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Please see pages 4 through 6 for performance of other share classes and more complete performance information.) The fund trailed the 4.81% average total return of its peers in the Large-Cap Core Funds category, as tracked by Lipper Inc.1 It also underperformed its benchmark, the Standard & Poor's 500 index (S&P 500), which returned 6.79% for the same period.

Q: The value and growth portfolios of this fund are managed independently of one another. Will each management team discuss its investment style?

Value Portion Lead Portfolio Manager David Dreman:

A: The classic "contrarian" value investing philosophy is based on our contention that consensus opinion, especially when it comes to investing, is often wrong. We seek companies that we believe are financially sound and that have, for one reason or another, fallen out of favor with the investing public. We look for stocks that are trading below what we determine to be their intrinsic values, with prices that are low relative to their earnings (P/E) (the most common measure of how expensive a stock is), book value (P/B) and cash flow (P/CF).2 Typically, these types of companies provide potential for above-market returns over time.

1 The Large-Cap Core Funds category comprises funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a 3-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. Large-Cap Core Funds have wide latitude in terms of the companies in which they invest. These funds normally will have an average price-to-earnings ratio, price-to-book ratio and a 3-year earnings growth figure that compares to the US diversified large-cap funds universe average.
2 P/E is equal to a stock's market capitalization divided by its after-tax earnings over the most recent 12-month period. P/B is equal to a stock's market capitalization divided by its book value. (This ratio compares the market's valuation of a company with the value of that company as indicated on its financial statements.) P/CF is equal to a stock's capitalization divided by its cash flow for the latest fiscal year.

We base our stock selection solely on fundamental, "bottom-up" analysis - a process of evaluation that takes into account the individual merits of each stock. Therefore, we do not emphasize the selection of stocks based on industry sector or the macroeconomic environment, although in some cases entire industries are trading at what we consider low valuations. In general, however, industry sector weightings are a residual of individual stock selection.

Growth Portion Lead Portfolio Manager Spiros "Sig" Segalas:

A: We also employ a bottom-up approach to selecting what we believe are stocks with the best potential for long-term earnings growth. Although our holdings tend to aggregate into market sectors, we choose our investments one by one, based on the individual merits of each company. We look for companies with strong franchises and recognizable brands. We seek companies that have created niche markets with regard to the products they manufacture or the services they provide to their customers. We rely primarily on our firm's original fundamental analysis of companies, industry sectors and various markets to help us find solid companies with the potential for continued strong, long-term growth.

Q: Mr. Dreman, how did the value portion perform during the period?

A: This was an exceptionally rocky period for the portfolio's value holdings, which declined during the six months ended May 31, 2004. Every fund suffers its losses from time to time. But it's highly unusual to see multiple stocks - in this case, the five largest holdings - forced down concurrently by extraordinary circumstances, as were these in May. The three largest positions detracted most from overall performance: Freddie Mac, Fannie Mae and Altria Group, Inc.

Mortgage providers Freddie Mac and Fannie Mae together accounted for nearly 25% of the value portion's assets. Over the past six months, the stocks remained under a media cloud. The companies continued to be locked in a battle with the Bush administration, which introduced tough, new regulatory guidelines, which have yet to be approved by Congress. The proposed guidelines are partially a result of an investigation into the accounting practices of Freddie Mac, which began approximately 18 months ago when it became known that the company had understated earnings. Fannie Mae, which is viewed similarly by the market, also was affected. Since then, nothing more has been discovered. Yet investors, who today are acutely sensitive to any suggestion of wrongdoing, have steered clear of the stock.

We believe these companies continue to offer extreme values, with remarkably low relative P/E ratios and strong earnings growth. At some point, we believe the investing public will recognize their fundamental strengths. Our patience and fortitude, we believe, then will be rewarded.

Altria Group, Inc., the parent company of Philip Morris USA Inc. and Philip Morris International Inc., also disappointed. Two pending court cases made good headlines but bad business for the tobacco companies in May. Recent developments in both a civil suit brought by the Department of Justice against several tobacco companies under the Racketeer Influenced and Corrupt Organizations Act (RICO) and a Florida class action case were viewed as negative. Investor panic hurt Altria and, to a lesser extent, UST, Inc., which is also among the portfolio's 10 largest stakes. Our view is decidedly more positive. We believe technical issues germane to both cases make it highly likely that the companies will prevail. Further, there has always been tremendous volatility in tobacco stocks. It's important to remember that there is no potentially damaging legislation pending and that today's headlines are soon yesterday's news. Over time, these companies have generated extraordinary returns and paid consistently high dividends. (Past performance is no guarantee of future results.) We believe in the fundamental strength of these companies and their abilities to generate outstanding upside potential.

While overall we are disappointed with the performance of the sleeve's major holdings, there are stocks that made powerful contributions during the period, including Tyco International Ltd.

Manufacturing conglomerate Tyco is quickly regaining ground lost in the wake of corporate scandal. As buy-and-hold investors, we hung on through the turmoil, confident in the solidity of the company's underlying businesses. We are encouraged by the new management team. We believe the new managers have done an outstanding job of turning the company around, especially given their short time at the helm, the complexities of the company and the challenge of rebuilding its previous reputation. Over the period, we saw robust gains in the stock's price, and analysts are bumping up estimates beyond current levels. We believe there is still great value in this stock. We intend to remain fully invested in it.

Q: Mr. Segalas, how did the growth portion perform during the period?

A: The growth sleeve posted a positive return for the period. Overall, reported earnings growth in the first quarter was quite strong, supported by increases in revenues and moderate profit-margin expansion. Energy and health care stocks were the top contributors to total return on both a relative and absolute basis. Most other sectors performed in line with the benchmark S&P 500 index, with the exception of technology, which was the only sector to detract from the growth portion's overall performance.

Within health care, the best performer was Genentech, Inc., a biotechnology company. Genentech reported favorable results for the period, as well as positive phase-three data on its drug, Tarceva (used for treating certain types of lung cancer), which bodes well for the future. The drug is another positive for Genentech, which has benefited from the development of several very promising new drugs and the launch of Avastin (used to treat colon cancer), which has provided earnings growth momentum.

In energy, BJ Services Co., a global provider of pressure pumping and other oil field services, benefited from natural gas prices being at historically elevated levels and improving demand for drilling services. In addition, successful price increases for these services have been an important catalyst for this stock.

The consumer discretionary sector also contributed significantly, with notably strong returns coming from Starbucks Corp. and eBay, Inc. A new addition to the sleeve during the period, eBay benefited from its dominant market position and valuable brand recognition. These continued to be the key drivers of strong earnings and revenue growth. Solid execution and robust same-store sales growth aided Starbucks Corp. Despite the exceptional performance of these companies, however, the poor showing of Tiffany & Co. and Bed, Bath & Beyond, Inc. - two of the sleeve's biggest laggards - slightly offset the sector's overall total return. Both companies were hurt by concern over consumer spending. Tiffany, which has been a strong performer over time, also was hurt during the period by weak international sales, especially in Japan. In an effort to reduce the growth portion's total exposure to the retail industry, both Tiffany and Bed, Bath & Beyond were sold during the period.

Despite strong returns in technology during May and the solid gains of Marvell Technology Group Ltd. and Microsoft Corp. over the six-month period, holdings in information technology detracted overall from the sleeve's performance, as mentioned earlier.

Texas Instruments, Inc. and Intel Corp., both semiconductor stocks, were among the sleeve's poorest performers over the last six months, due to overall weakness in the sector. Because we believe in the underlying strength of both companies, we remain optimistic about their future. During the period, we eliminated EMC Corp. and Microsoft Corp. from the sleeve and established positions in Internet search engine Yahoo!, Inc. and Electronic Arts, Inc. - a maker of games for major consoles, such as the Sony PlayStation and Microsoft X-box, as well as for the PC industry. Yahoo! has been improving profits and introduced a new search engine and other value-added features. We believe that Electronic Arts is a company in transition. We expect earnings growth to slow over the next several quarters as the company prepares to roll out major new systems beginning late in 2004 and continuing into 2006. Currently, however, the company is generating substantial free cash flow (generally, the amount of money a company has left after it has paid all its expenses). Moreover, the launch of the next generation of systems from Sony and Microsoft, which manufacture the units that use Electronic Arts software, should lead to reaccelerating growth.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary May 31, 2004

Asset Allocation	5/31/04	11/30/03

Common Stocks	98%	97%
Cash Equivalents	2%	3%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	5/31/04	11/30/03

Financials	30%	30%
Health Care	20%	15%
Information Technology	20%	22%
Consumer Discretionary	13%	19%
Consumer Staples	9%	9%
Energy	4%	3%
Industrials	4%	1%
Utilities	-	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2004 (39.7% of Portfolio)
1. Freddie Mac Supplier of mortgage credit	6.3%
2. Fannie Mae Facilitator of mortgages and issuer of mortgage-backed securities	5.5%
3. Altria Group, Inc. Operator of a multiline company	4.8%
4. Washington Mutual, Inc. Producer of diversified financial services	3.8%
5. UST, Inc. Manufacturer and marketer of smokeless tobacco, premium cigars and premium wines	3.6%
6. eBay, Inc. Provider of online auction services	3.5%
7. BJ Services Co. Provider of pressure and pumping and other oilfield services for the petroleum industry	3.5%
8. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	2.9%
9. Intel Corp. Designer, manufacturer and seller of computer components and related products	2.9%
10. Texas Instruments, Inc. Provider of semiconductors and electronic equipment	2.9%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Investment Portfolio as of May 31, 2004 (Unaudited)

	Shares	Value ($)

Common Stocks 98.4%
Consumer Discretionary 12.6%
Hotels Restaurants & Leisure 2.8%
Starbucks Corp.*	59,300	2,409,952
Internet & Catalog Retail 3.5%
eBay, Inc.*	34,000	3,019,200
Media 2.1%
Univision Communications, Inc. "A"*	54,900	1,786,995
Specialty Retail 4.2%
Borders Group, Inc.	26,800	611,844
Home Depot, Inc.	48,405	1,738,708
Staples, Inc.	45,830	1,263,991
		3,614,543
Consumer Staples 8.8%
Tobacco 8.8%
Altria Group, Inc.	86,000	4,125,420
R.J. Reynolds Tobacco Holdings, Inc.	6,335	356,027
UST, Inc.	82,547	3,083,956
		7,565,403
Energy 4.4%
Energy Equipment & Services 3.5%
BJ Services Co.*	71,500	2,995,135
Oil & Gas 0.9%
Devon Energy Corp.	6,755	400,977
Kerr-McGee Corp.	7,550	371,837
		772,814
Financials 29.5%
Banks 8.1%
Bank of America Corp.	19,168	1,593,436
PNC Financial Services Group	16,400	905,444
Sovereign Bancorp, Inc.	34,460	749,505
US Bancorp.	18,100	508,610
Washington Mutual, Inc.	74,101	3,236,732
		6,993,727
Capital Markets 5.3%
J.P. Morgan Chase & Co.	61,000	2,247,240
Merrill Lynch & Co., Inc.	39,900	2,266,320
		4,513,560
Consumer Finance 2.6%
American Express Co.	44,500	2,256,150
Diversified Financial Services 11.8%
Fannie Mae	69,950	4,735,615
Freddie Mac	92,600	5,406,914
		10,142,529
Insurance 1.7%
American International Group, Inc.	14,675	1,075,677
Marsh & McLennan Companies, Inc.	9,300	410,316
		1,485,993
Health Care 20.2%
Biotechnology 5.0%
Genentech, Inc.*	29,800	1,782,338
Gilead Sciences, Inc.*	37,600	2,461,296
		4,243,634
Health Care Equipment & Supplies 0.6%
Becton, Dickinson and Co.	10,500	528,360
Health Care Providers & Services 5.5%
AmerisourceBergen Corp.	6,130	367,678
Caremark Rx, Inc.*	72,600	2,265,120
HCA, Inc.	12,510	485,763
Laboratory Corp. of America Holdings*	16,025	662,794
Medco Health Solutions, Inc.*	10,406	364,522
Quest Diagnostics, Inc.	6,675	575,051
		4,720,928
Pharmaceuticals 9.1%
Bristol-Myers Squibb Co.	45,625	1,152,944
Eli Lilly & Co.	33,300	2,453,211
Merck & Co., Inc.	34,035	1,609,855
Pfizer, Inc.	71,225	2,517,091
Schering-Plough Corp.	6,955	117,540
		7,850,641
Industrials 3.6%
Industrial Conglomerates 3.6%
General Electric Co.	75,900	2,362,008
Tyco International Ltd.	22,650	697,394
		3,059,402
Information Technology 19.3%
Communications Equipment 2.8%
Cisco Systems, Inc.*	107,100	2,372,265
Electronic Equipment & Instruments 2.4%
Agilent Technologies, Inc.*	79,800	2,050,860
Internet Software & Services 2.1%
Yahoo!, Inc.*	59,800	1,833,468
IT Consulting & Services 1.2%
Electronic Data Systems Corp.	62,825	1,027,189
Semiconductors & Semiconductor Equipment 8.2%
Intel Corp.	86,900	2,480,995
Marvell Technology Group Ltd.*	44,500	2,116,865
Texas Instruments, Inc.	94,800	2,475,228
		7,073,088
Software 2.6%
Electronic Arts, Inc.*	44,900	2,282,267
Total Common Stocks (Cost $76,245,030)		84,598,103

Cash Equivalents 1.6%
Scudder Cash Management QP Trust, 1.12% (b) (Cost $1,409,648)	1,409,648	1,409,648
Total Investment Portfolio - 100.0% (Cost $77,654,678) (a)		86,007,751

* Non-income producing security.
(a) The cost for federal income tax purposes was $77,654,678. At May 31, 2004, net unrealized appreciation for all securities based on tax cost was $8,353,073. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $11,224,726 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,871,653.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2004 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $76,245,030)	$ 84,598,103
Investments in Scudder Cash Management QP Trust (cost $1,409,648)	1,409,648
Total investments in securities, at value (cost $77,654,678)	86,007,751
Cash	9,994
Receivable for investments sold	2,232,797
Dividends receivable	38,545
Interest receivable	1,227
Receivable for Fund shares sold	29,727
Other assets	6,769
Total assets	88,326,810
Liabilities
Payable for investments purchased	1,990,588
Payable for Fund shares redeemed	144,242
Accrued management fee	52,491
Other accrued expenses and payables	133,689
Total liabilities	2,321,010
Net assets, at value	$ 86,005,800
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(15,538)
Net unrealized appreciation (depreciation) on investments	8,353,073
Accumulated net realized gain (loss)	(27,149,481)
Paid-in capital	104,817,746
Net assets, at value	$ 86,005,800

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2004 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($58,206,982 / 4,819,442 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.08
Maximum offering price per share (100 / 94.25 of $12.08)	$ 12.82
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($20,188,975 / 1,810,923 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.15
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($7,609,843 / 683,641 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.13

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2004 (Unaudited)
Investment Income
Income: Dividends	$ 785,047
Interest - Scudder Cash Management QP Trust	6,778
Total Income	791,825
Expenses: Management fee	320,950
Services to shareholders	141,130
Distribution service fees	228,891
Trustees' fees and expenses	9,248
Custody fee	4,334
Auditing	20,168
Legal	1,852
Reports to shareholders	20,500
Registration fees	22,719
Total expenses, before expense reductions	769,792
Expense reductions	(6)
Total expenses, after expense reductions	769,786
Net investment income (loss)	22,039
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	1,070,559
Net unrealized appreciation (depreciation) during the period on investments	1,255,816
Net gain (loss) on investment transactions	2,326,375
Net increase (decrease) in net assets resulting from operations	$ 2,348,414

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2004 (Unaudited)	Year Ended November 30, 2003
Operations: Net investment income (loss)	$ 22,039	$ 105,712
Net realized gain (loss) on investment transactions	1,070,559	(1,824,321)
Net unrealized appreciation (depreciation) on investment transactions during the period	1,255,816	15,782,330
Net increase (decrease) in net assets resulting from operations	2,348,414	14,063,721
Distributions to shareholders: Net investment income: Class A	(142,071)	-
Fund share transactions: Proceeds from shares sold	11,858,127	17,474,646
Reinvestment of distributions	135,160	-
Cost of shares redeemed	(16,693,763)	(26,841,974)
Net increase (decrease) in net assets from Fund share transactions	(4,700,476)	(9,367,328)
Increase (decrease) in net assets	(2,494,133)	4,696,393
Net assets at beginning of period	88,499,933	83,803,540
Net assets at end of period (including accumulated distributions in excess of net investment income and undistributed net investment income $15,538 and $104,494, respectively)	$ 86,005,800	$ 88,499,933

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended November 30,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 11.78	$ 9.86	$ 12.45	$ 16.07	$ 18.30	$ 15.82
Income (loss) from investment operations: Net investment income (loss)[b]	.02	.04	.01	-[c]	(.03)	.03
Net realized and unrealized gain (loss) on investment transactions	.31	1.88	(2.60)	(2.10)	.04	2.68
Total from investment operations	.33	1.92	(2.59)	(2.10)	.01	2.71
Less distributions from: Net realized gains on investment transactions	-	-	-	(1.52)	(2.24)	(.23)
Net investment income	(.03)	-	-	-	-	-
Net asset value, end of period	$ 12.08	$ 11.78	$ 9.86	$ 12.45	$ 16.07	$ 18.30
Total Return (%)[d]	2.81**	19.47	(20.80)	(14.22)	(.96)	17.42[e]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	58	55	47	61	76	90
Ratio of expenses before expense reductions (%)	1.38*	1.33	1.26	1.38	1.51[f]	1.42
Ratio of expenses after expense reductions (%)	1.38*	1.33	1.26	1.38	1.50[f]	1.41
Ratio of net investment income (loss) (%)	.41*	.47	.10	(.06)	(.16)	(.15)
Portfolio turnover rate (%)	71*	65	114	153	43	105
[a] For the six months ended May 31, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Amount is less than $.005.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.48% and 1.47%, respectively.
* Annualized
** Not annualized

Class B
Years Ended November 30,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 10.91	$ 9.21	$ 11.71	$ 15.33	$ 17.68	$ 15.40
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)	(.03)	(.07)	(.11)	(.16)	(.10)
Net realized and unrealized gain (loss) on investment transactions	.27	1.73	(2.43)	(1.99)	.05	2.61
Total from investment operations	.24	1.70	(2.50)	(2.10)	(.11)	2.51
Less distributions from: Net realized gains on investment transactions	-	-	-	(1.52)	(2.24)	(.23)
Net asset value, end of period	$ 11.15	$ 10.91	$ 9.21	$ 11.71	$ 15.33	$ 17.68
Total Return (%)[c]	2.20**	18.46	(21.35)	(14.98)	(1.75)	16.58[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	25	30	51	68	74
Ratio of expenses before expense reductions (%)	2.43*	2.17	2.05	2.20	2.35[e]	2.31
Ratio of expenses after expense reductions (%)	2.43*	2.17	2.05	2.20	2.34[e]	2.19
Ratio of net investment income (loss) (%)	(.64)*	(.37)	(.69)	(.88)	(.99)	(.93)
Portfolio turnover rate (%)	71*	65	114	153	43	105
[a] For the six months ended May 31, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.30% and 2.29%, respectively.
* Annualized
** Not annualized

Class C
Years Ended November 30,	2004[a]	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 10.88	$ 9.18	$ 11.68	$ 15.30	$ 17.68	$ 15.40
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)	(.02)	(.06)	(.12)	(.20)	(.11)
Net realized and unrealized gain (loss) on investment transactions	.27	1.72	(2.44)	(1.98)	.06	2.62
Total from investment operations	.25	1.70	(2.50)	(2.10)	(.14)	2.51
Less distributions from: Net realized gains on investment transactions	-	-	-	(1.52)	(2.24)	(.23)
Net asset value, end of period	$ 11.13	$ 10.88	$ 9.18	$ 11.68	$ 15.30	$ 17.68
Total Return (%)[c]	2.30**	18.52	(21.40)	(15.01)	(1.94)	16.58[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	8	7	9	11	9
Ratio of expenses before expense reductions (%)	2.30*	2.13	2.03	2.22	2.56[e]	2.68
Ratio of expenses after expense reductions (%)	2.30*	2.13	2.03	2.22	2.55[e]	2.14
Ratio of net investment income (loss) (%)	(.51)*	(.33)	(.67)	(.90)	(1.17)	(.88)
Portfolio turnover rate (%)	71*	65	114	153	43	105
[a] For the six months ended May 31, 2004 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.50% and 2.49%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Focus Value+Growth Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, nondiversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Class I shares (none sold through May 31, 2004) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or offical closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2003, the Fund had a net tax basis capital loss carryforward of approximately ($26,642,000) which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2009 ($6,450,000), November 30, 2010 ($14,001,000) and November 30, 2011 ($6,191,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions, if any, will be determined at the end of the fiscal year.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on a trade date basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended May 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $30,998,190 and $35,485,554, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.72% of the first $250,000,000 of the Fund's average daily net assets, 0.69% of the next $750,000,000 of such net assets, 0.66% of the next $1,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.60% of the next $2,500,000,000 of such net assets, 0.58% of the next $2,500,000,000 of such net assets, 0.56% of the next $2,500,000,000 of such net assets and 0.54% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended May 31, 2004 the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.72% of the Fund's average daily net assets. Jennison Associates LLC serves as sub-advisor for the growth portion of the Fund's portfolio with respect to the investment and reinvestment of assets in the Fund. Dreman Value Management, LLC ("DVM"), serves as sub-advisor for the value portion of the Fund's portfolio with respect to the investment and reinvestment of assets in the Fund. Both sub-advisors are paid by the Advisor for their services.

Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.50%, 1.50%, 1.50% and 0.82% of average daily net assets for Class A, B, C and I shares, respectively (excluding certain expenses such as Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees, extraordinary expenses, taxes, brokerage and interest).

Service Provider Fees.

Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend-paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the six months ended May 31, 2004, the amount charged to the Fund by SISC aggregated $139,450, of which $62,545 is unpaid at May 31, 2004.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended May 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2004
Class B	$ 87,377	$ 12,979
Class C	30,040	4,818
	$ 117,417	$ 17,797

In addition, SDI provides information and administrative services ("Service Fee") to the Fund at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended May 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2004	Effective Rate
Class A	$ 72,335	$ 14,000	0.25%
Class B	29,126	5,023	0.25%
Class C	10,013	1,799	0.25%
	$ 111,474	$ 20,822

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid by shareholders in connection with the distribution of Class A and C shares for the six months ended May 31, 2004 aggregated $3,553 and $0, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended May 31, 2004, the CDSC for Class B and C shares aggregated $26,245 and $694, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the ``QP Trust''), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended May 31, 2004, the custodian fee was reduced by $6 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption request that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes the share and dollar activity of the Fund:

	Six Months Ended May 31, 2004		Year Ended November 30, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	718,274	$ 8,758,794	1,178,453	$ 12,113,632
Class B	174,880	1,979,093	343,581	3,230,466
Class C	99,481	1,120,240	226,173	2,130,548
		$ 11,858,127		$ 17,474,646
Shares issued to shareholders in reinvestment of distributions
Class A	11,454	$ 135,160	-	$ -
Class B	-	-	-	-
Class C	-	-	-	-
		$ 135,160		$
Shares redeemed
Class A	(608,291)	$ (7,455,179)	(1,240,588)	$ (12,423,867)
Class B	(636,473)	(7,166,018)	(1,346,348)	(12,632,119)
Class C	(183,098)	(2,072,566)	(190,294)	(1,785,988)
		$ (16,693,763)		$ (26,841,974)
Net increase (decrease)
Class A	121,437	$ 1,438,775	(62,135)	$ (310,235)
Class B	(461,593)	(5,186,925)	(1,002,767)	(9,401,653)
Class C	(83,617)	(952,326)	35,879	344,560
		$ (4,700,476)		$ (9,367,328)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	KVGAX	KVGBX	KVGCX
CUSIP Number	81114W-102	81114W-201	81114W-300
Fund Number	085	285	385

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

August 2003

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        Not applicable.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

During the filing period of the report, fund management identified a significant deficiency relating to the overall fund expense payment and accrual process.
This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Focus Value + Growth Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               July 29, 2004
                                    ---------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Focus Value + Growth Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               July 29, 2004
                                    ---------------------------------

By:                                 /s/Charles A. Rizzo
                                    ---------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               July 29, 2004
                                    ---------------------------------